Exhibit No. 32.1
Form 10-QSB
Safe Alternatives Corporation of America, Inc.
File No. 000-21627

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Safe Alternatives Corporation of America, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dale Hensel, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 24, 2004                                By:      /s/ Dale Hensel
      ------------                                   ---------------------------
                                                                     Dale Hensel
                                                     Chief Executive Officer and
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Safe Alternatives Corporation of America, Inc. and will be retained by Safe Alternatives Corporation of America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.